                     FOURTH AMENDMENT TO CREDIT AGREEMENT
                     ------------------------------------


     THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of January 3, 1997, by and among BUSH INDUSTRIES, INC., a Delaware corporation
(the "Borrower"), the Lenders party to the Credit Agreement described below, the Issuing Bank referred to in the Credit Agreement described below and MELLON BANK, N.A., a national banking association, as agent for the Lenders (in such capacity, together with its successors in such capacity, the "Agent").

                                   RECITALS:

     A. The Borrower, the Lenders, the Issuing Bank and the Agent are parties to that certain Credit Agreement dated as of July 26, 1995 (as amended pursuant to that certain First Amendment to Credit Agreement dated as of September 1, 1995, that certain Second Amendment to Credit Agreement dated as of January 1, 1996, and that certain Third Amendment to Credit Agreement dated as of September 27, 1996, the "Credit Agreement").

     B. The Branch Banking and Trust Company, a Lender under the Credit Agreement, has requested to be completely removed as a Lender under the Credit Agreement.

     C. Mellon, in its capacity as a Lender under the Credit Agreement, and The Chase Manhattan Bank, a Lender under the Credit Agreement, while having no obligation to assume Branch Banking and Trust Company's Committed Amount under the Credit Agreement, desire to increase their respective Committed Amounts under the Credit Agreement to cover Branch Banking and Trust Company's Committed Amount.

     D. The parties desire to make certain further amendments to the Credit Agreement to that end.

     NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained and intending to be legally bound hereby, the parties hereto agree as follows:

     Section 1.  Certain Definitions.  In addition to words and terms defined
     ---------   -------------------
elsewhere in this Amendment, capitalized terms used in this Amendment and not otherwise defined herein have the meaning set forth in the Credit Agreement.

     Section 2.  Amendments to Credit Agreement.  The Credit Agreement is hereby
     ---------   ------------------------------
amended in the following respects:

     (a) Signature Pages.  The Signature Pages are hereby amended by deleting
         ---------------
Branch Banking and Trust Company's name and signature line and the amounts and percentages designated for its Committed Amount and Commitment Percentage, respectively, deleting the amount and percentages designated for the Committed Amount and Commitment Percentage, respectively, for each remaining Lender and inserting the amounts and percentages set forth in the following table as the Committed Amount and Commitment Percentage, respectively, for each such remaining Lender:


Lender            Committed Amount  Commitment Percentage
------            ----------------  ----------------------
MELLON BANK       $46,750,000       55.00000000000%
N.A., as Agent

THE CHASE         $38,250,000       45.00000000000%
MANHATTAN
BANK
(individually,
and as
successor to
Chemical Bank and
The Chase Manhattan
Bank, N.A.)

     Section 3.  Representations and Warranties of the Borrower.  The Borrower
     ---------   ----------------------------------------------
hereby represents and warrants to the Agent and each Lender as follows:

          (a)  Power and Authorization.  The Borrower has full power and
               -----------------------
     authority to execute, deliver, and perform its obligations under and take all actions contemplated to be performed by it under, this Amendment and all such action has been duly and validly authorized by all necessary corporate proceedings on its part.

          (b)  Execution and Binding Effect.  This Amendment has been duly and
               ----------------------------
     validly executed and delivered by the Borrower. This Amendment constitutes the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies.

          (c)  Absence of Events of Default.  No event has occurred and is
               ----------------------------
     continuing and no condition exists which constitutes an Event of Default or Potential Default.

          (d)  Representations and Warranties Being True and Correct.  The
               -----------------------------------------------------
     representations and warranties contained in Article IV of the Credit Agreement or in any other Loan Document are true and correct in all material respects on and as of the date hereof with the same effect as though such representations and warranties had been made on and as of the date hereof, except to the extent that any such representation or warranty (including any Schedule referred to therein) relates solely and specifically to a prior date and except to the extent that any such representation and warranty (including any Schedule referred to therein) is not true and correct in any material respect solely and specifically as a result of activities or actions expressly permitted to be taken by the Borrower or any of its Subsidiaries pursuant to Article VII of the Credit Agreement.

     Section 4.  Conditions to Effectiveness of Amendment.  This Amendment, and
     ---------   ----------------------------------------
the rights and obligations created herein, are subject to the satisfaction, immediately prior to or concurrently with the execution of this Amendment, of the following conditions precedent:

          (a)  Exchange of Revolving Credit Notes.  Mellon shall have received a
               ----------------------------------
     new Revolving Credit Note in the principal amount of $46,750,000 conforming to the requirements of the Credit Agreement, duly executed by the Borrower. The Chase Manhattan Bank shall have received a new Revolving Credit Note in the principal amount of $38,250,000 conforming to the requirements of the Credit Agreement, duly executed by the Borrower. Upon receipt of such new Revolving Credit Notes by Mellon and The Chase Manhattan Bank, Mellon and The Chase Manhattan Bank shall mark the prior $40,000,000 and $35,000,000 Revolving Credit Notes previously executed by the Borrower in connection with the Credit Agreement "exchanged" and return such prior Revolving Credit Notes to the Borrower. Upon receipt of such new Revolving Credit Notes by Mellon and The Chase Manhattan Bank and of the outstanding principal amount of all Loans made by it, together with accrued interest thereon and any other amounts owing to it under the Credit Agreement, the Branch Banking and Trust Company shall mark the prior $10,000,000 Revolving Credit Note previously executed by the Borrower in connection with the execution of the Credit Agreement "cancelled" and return such prior note to the Borrower.

          (b)  Legal Fees.  The Borrower agrees to reimburse the Agent for
               ----------
     reasonable fees and expenses of its counsel, Reed Smith Shaw & McClay, incurred in connection with this Amendment.

          (c)  Other Documents.  The Agent shall have received, with copies and
               ---------------
     executed counterparts for each Lender, executed copies of all such security agreements, pledge agreements or other agreements as the Agent or Lenders may reasonably deem necessary, all such agreements being duly executed by the Borrower.

     Section 5.  Miscellaneous.
     ---------   -------------

     (a) The rights and obligations (including without limitation any indemnification rights and obligations but excluding any obligation to make Loans) of Branch Banking and Trust Company under the Credit Agreement shall remain in full force and effect, and Branch Banking and Trust Company shall be entitled thereto and shall remain obligated to perform thereunder, to the extent that any such right and obligation arose, arises or relates in any manner to any action taken by the Borrower, the Issuing Bank, any Lender or any other Person (including without limitation the Branch Banking and Trust Company) in connection with the Credit Agreement prior to the Effective Date of this Amendment.

     (b) Except as amended hereby, the provisions of the Credit Agreement are hereby ratified and confirmed in all respects by the parties hereto and shall remain in full force and effect as between such parties.

     (c) This Amendment shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be construed in accordance with and governed by the laws of such Commonwealth, without regard to conflicts of law principles.

     (d) This Amendment may be executed in as many counterparts as may be deemed necessary and convenient and by the separate parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to constitute an original, but all such separate counterparts shall constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto by their officers hereunto duly authorized have executed this Amendment as of the date and year first written above.

                                          BUSH INDUSTRIES, INC.


                                          By:    /s/ Neil Frederick
                                             -------------------------------

                                          Title: Treasurer
                                                ----------------------------


                                          MELLON BANK, N.A.,
                                          individually and as Agent


                                          By:    /s/ Mike Anselmo
                                             -------------------------------

                                          Title: Vice President
                                                ----------------------------


                                          BRANCH BANKING AND TRUST
                                            COMPANY


                                          By:    /s/ Hoyt Almond
                                             -------------------------------

                                          Title: Senior Vice President
                                                ----------------------------



                                          THE CHASE MANHATTAN BANK,
                                            individually and as successor
                                            to Chemical Bank and The
                                            Chase Manhattan Bank, N.A.


                                          By:    /s/ Robert McArdle
                                             -------------------------------

                                          Title: Vice President
                                                ----------------------------